UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13988	36-3150143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe
Chicago, Illinois 60661
(Address of principal executive offices) (Zip Code)

(866) (374-2678)
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value	ATGE	New York Stock Exchange
Common Stock $0.01 Par Value	ATGE	Chicago Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(d) The Adtalem Board of Directors (the “Board”) has appointed Dr. Betty Vandenbosch as an independent member of Adtalem’s Board effective January 8, 2024, to serve until the 2024 annual meeting of shareholders.  Dr. Vandenbosch will serve on the Academic Quality Committee of the Board.   Dr. Vandenbosch will receive compensation and benefits from Adtalem for service on the Board on the same terms as other non-employee directors as described under the heading “Director Compensation” in Adtalem’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on October 6, 2023.

Dr. Vandenbosch, 67, served as the Senior Advisor to the Chief Executive Officer of Coursera, Inc. (NYSE:COUR), an online university course provider and facilitator, from December 2022 to July 2023.  Dr. Vandenbosch joined Coursera in April 2020 and served as a Senior Vice President and Chief Content Officer from April 2020 to December 2022.  Prior to Coursera, Dr. Vandenbosch was the Chancellor of Purdue University Global from 2018 to 2020, where she oversaw academics for nearly 30,000 students, most of whom earned their degrees online.  From 2008 to 2018, Dr. Vandenbosch held several roles of increasing responsibility at Kaplan University, including Provost from 2013-2014, and President from 2015 through 2018.  From 1993 through 2008, Dr. Vandenbosch served in a variety of roles at Case Western University, including Associate Dean of Executive Education Programs and Associate Dean of External Relations.

Dr. Vandenbosch earned a PhD in Management Information Systems from the Ivey Business School at Western University.  She also earned a Bachelor of Science degree in computer science and a Master of Business Administration degree from Western University.

There are no arrangements or understandings between Dr. Vandenbosch or any other person pursuant to which she was selected and appointed as a director of Adtalem.

There are no transactions between Dr. Vandenbosch and Adtalem that would be reportable under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933.

A copy of the press release announcing the appointment of Dr. Vandenbosch as a director is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

        99.1               Adtalem Global Education Inc. Press Release dated January 9, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Douglas G. Beck
Douglas G. Beck
Senior Vice President, General Counsel and Corporate Secretary

Date: January 9, 2024